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                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2008 -- MARCH 31, 2009

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
  District of    03/12/09       -      $100.40  $  491,645,000  $3,600,000    0.45%      0.732%    Merrill Lynch   Merrill Lynch
   Columbia                                                                                        & Co., Morgan
    Income                                                                                         Stanley & Co.,
  Tax Secured                                                                                      Incorporated,
Revenue Bonds                                                                                      Citigroup,
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan, RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association
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
New York State   03/25/09       -      $96.38   $  364,150,000  $6,000,000    1.65%      1.648%    Goldman, Sachs  Goldman Sachs
 Environmental                                                                                     & Co., Banc of
  Facilities                                                                                       America
  Corporation                                                                                      Securities
                                                                                                   LLC,
                                                                                                   Citigroup,
                                                                                                   DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Grigsby &
                                                                                                   Associates
                                                                                                   Inc., J.P.
                                                                                                   Morgan,
                                                                                                   Lebenthal &
                                                                                                   Co., LLC, Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., RBC
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Corporation,
                                                                                                   Rice Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Wachovia
                                                                                                   Bank, National
                                                                                                   Association
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